                                                                   EXHIBIT 99(d)

                                    CONSENT

     The undersigned hereby consents to being named as a prospective director of Peoples Heritage Financial Group, Inc. in the Registration Statement on Form S-4 filed by Peoples Heritage Financial Group, Inc. with the Securities and Exchange Commission on or about December 31, 1997, to which Registration Statement this Consent is an Exhibit, and in any amendments (including post-effective amendments) thereto.

                                                  /s/ PETER J. BAXTER
                                           -------------------------------------
                                                     Peter J. Baxter

Date: December 18, 1997

                                    CONSENT

     The undersigned hereby consents to being named as a prospective director of Peoples Heritage Financial Group, Inc. in the Registration Statement on Form S-4 filed by Peoples Heritage Financial Group, Inc. with the Securities and Exchange Commission on or about December 31, 1997, to which Registration Statement this Consent is an Exhibit, and in any amendments (including post-effective amendments) thereto.

                                                 /s/ P. KEVIN CONDRON
                                          --------------------------------------
                                                     P. Kevin Condron

Date: December 18, 1997

                                    CONSENT

     The undersigned hereby consents to being named as a prospective director of Peoples Heritage Financial Group, Inc. in the Registration Statement on Form S-4 filed by Peoples Heritage Financial Group, Inc. with the Securities and Exchange Commission on or about December 31, 1997, to which Registration Statement this Consent is an Exhibit, and in any amendments (including post-effective amendments) thereto.

                                             /s/ DOUGLAS S. HATFIELD, JR.
                                         --------------------------------------
                                                 Douglas S. Hatfield, Jr.

Date: December 18, 1997

                                    CONSENT

     The undersigned hereby consents to being named as a prospective director of Peoples Heritage Financial Group, Inc. in the Registration Statement on Form S-4 filed by Peoples Heritage Financial Group, Inc. with the Securities and Exchange Commission on or about December 31, 1997, to which Registration Statement this Consent is an Exhibit, and in any amendments (including post-effective amendments) thereto.

                                                  /s/ PHILIP A. MASON
                                          --------------------------------------
                                                     Philip A. Mason

Date: December 18, 1997

                                    CONSENT

     The undersigned hereby consents to being named as a prospective director of Peoples Heritage Financial Group, Inc. in the Registration Statement on Form S-4 filed by Peoples Heritage Financial Group, Inc. with the Securities and Exchange Commission on or about December 31, 1997, to which Registration Statement this Consent is an Exhibit, and in any amendments (including post-effective amendments) thereto.

                                              /s/ SETH A. RESNICOFF, M.D.
                                          --------------------------------------
                                                 Seth A. Resnicoff, M.D.

Date: December 18, 1997